UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 1, 2017

VAALCO Energy, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-32167	76-0274813
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9800 Richmond Avenue, Suite 700 Houston, Texas		77042
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (713) 623-0801

Not Applicable

(Former Name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 1, 2017,  VAALCO Energy, Inc. (the “Company”) held its 2017 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders were requested to: (1) elect six directors, to serve on the Company’s Board of Directors for a term of office expiring at the Company’s 2018 Annual Meeting of Stockholders; (2) ratify the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for 2017; (3) approve, on an advisory basis, the compensation of the Company’s named executive officers; and (4) approve, on a non-binding advisory basis, the frequency of executive compensation advisory votes. The following are the final voting results on proposals considered and voted upon at the meeting, each of which is more fully described in the Company’s proxy statement filed on April 19, 2017:

1.

Each of the directors nominated by the Board for election were elected for a term of office expiring at the Company’s 2018 Annual Meeting of Stockholders. Votes regarding the election of the directors nominated for election were as follows:

NOMINEE	VOTES FOR	WITHHELD	BROKER NON-VOTES
Cary Bounds	24,237,210	5,439,284	19,545,917
Andrew L. Fawthrop	23,159,794	6,516,700	19,545,917
John J. Myers, Jr.	23,151,963	6,524,531	19,545,917
Michael Keane	28,369,223	1,307,271	19,545,917
A. John Knapp, Jr.	23,310,138	6,366,356	19,545,917
Steven J. Pully	23,325,763	6,350,731	19,545,917

2.	BDO USA, LLP was ratified as the Company’s independent registered public accounting firm for 2017. The voting results were as follows:
21
VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
48,609,546	116,838	496,027	0

3.	The Board proposal seeking approval, on an advisory basis, of the compensation of the Company’s named executive officers was approved. The voting results were as follows:
21
VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
21,907,284	7,505,488	263,722	19,545,917

4.	The Board proposal seeking approval, on a non-binding advisory basis, of the frequency of executive compensation advisory votes was approved. The voting results were as follows:
21
1 YEAR	2 YEARS	3 YEARS	ABSTAIN
25,033,986	305,353	4,180,813	156,342

In accordance with these results and its previous recommendation, the Board of Directors determined that future advisory votes on named executive compensation will be held every year until the next required advisory vote on the frequency of stockholder votes on the compensation of named executive officers.

In addition, the Nominating and Governance Committee of the Board of Directors nominated Mr. Knapp to serve as the Audit Committee Chairman for the 2017-2018 year and the Board ratified the change as of the date of the Annual Meeting.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VAALCO Energy, Inc.
(Registrant)

Date: June 6, 2017	By:	/s/ Elizabeth D. Prochnow
Elizabeth D. Prochnow Controller and Chief Accounting Officer